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                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                   FORM 8-K
                                Current report
                                  Pursuant to
                            Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  June 7,1996



                             CITIZENS CORPORATION
            (Exact name of Registrant as specified in its charter)


    Delaware                        1-11714               04-3178765
(State or otherjurisdic-    (Commission File Number)    (I.R.S. EmployerI.D.
 tion of Incorporation)                                      Number)





                440 Lincoln Street, Worcester, Massachusetts 01653
                     (Address of Principal Executive Offices)
                                  (Zip Code)

                               (508) 855-1000
             (Registrant's Telephone Number including area code)



                              Page 1 of 5 pages
                          Exhibit Index on page 4


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Item 5.  Other Events.

     On June 7, 1996, Citizens Corporation announced that its Board of Directors had authorized the repurchase of an additional 1.0 million shares of common stock.
The board has authorized the repurchase of 1.8 million shares since July of 1995. The Company has repurchased approximately
750,000 shares to date. The press release announcing the expansion of the stock repurchase program is attached hereto as Exhibit 99 and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

     Exhibit 99          Press Release dated June 7, 1996,
announcing the expansion of the stock repurchase program.



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                        SIGNATURES


     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CITIZENS CORPORATION
                                        By:/s/ Edward J. Parry, III
                                           Edward J. Parry,III
                                           Treasurer

Date:  June 12, 1996


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Exhibit Index

Exhibit 99          Press Release dated June 7, 1996,
announcing the expansion of the stock repurchase program.




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